The Education Resources Institute, Inc. and Subsidiary
Consolidated Financial Statements
June 30, 2006 and 2005

The Education Resources Institute, Inc. and Subsidiary
Index
June 30, 2006 and 2005

Report of Independent Auditors

Consolidated Financial Statements

Statements of Financial Position

Statements of Activities and Changes in Net Assets

Statements of Cash Flows

Notes to Financial Statements

Supplemental Consolidating Schedules

Statement of Financial Position

Statement of Activities and Changes in Net Assets

Report of Independent Auditors

To the Board of Directors of
The Education Resources Institute, Inc. and Subsidiary

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of activities and changes in net assets and cash flows present fairly, in all material respects, the financial position of The Education Resources Institute, Inc. (“TERI”) and its subsidiary at June 30, 2006 and 2005, and the changes in its net assets and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of TERI's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental consolidating schedules are presented for the purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ PriceWaterhouse Coopers LLP
September 25, 2006

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Financial Position
June 30, 2006 and 2005

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Activities and Changes in Net Assets
Years Ended June 30, 2006 and 2005

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Cash Flows
Years Ended June 30, 2006 and 2005

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

1.	Organization

The Education Resources Institute, Inc. ("TERI") was incorporated in June 1985 for the purposes of aiding students in attaining an education and assisting educational institutions in providing an education in an economical fashion. To achieve this purpose, TERI's principal service is to function as a guarantor of student loans disbursed by participating lending institutions.

In addition, TERI's College Access Division, including the Higher Education Information Center ("HEIC"), receives funds from federal, state and private grants, membership fees from colleges and universities and other sources. These funds are used to provide information to students and their families, predominantly low income and/or first generation college students, about opportunities and financial aid for post-high school education and career opportunities.

In 1994, TERI formed TERI Financial Services, Inc. ("TFSI") to carry out the broad educational purposes of TERI through the creation of a secondary market in student education loans, including, from time to time, purchasing and holding student loan portfolios. TFSI commenced operations in December 1996.

On June 20, 2001, TERI and First Marblehead Corporation ("FMC"), an education finance company, completed a purchase and sale agreement effective July 1, 2001 (the "Transaction") that provided for FMC to acquire certain operating assets and services of TERI and to establish a new subsidiary of FMC called First Marblehead Education Resources ("FMER"). TERI continues to be a provider of student loan guarantee services and education information and counseling services, including those services performed by HEIC. FMER provides to TERI, under a master servicing agreement, services including loan origination, customer service, default prevention, default processing, and administrative services. In October 2004, TERI and FMC renewed the Master Servicing Agreement for an additional term through 2011. For fiscal years 2006 and 2005, TERI incurred $106,072,120 and $78,200,000, respectively, for services rendered by FMER under the Master Servicing Agreement (Notes 4, 5 and 13).

2.	Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of TERI and TFSI. Intercompany balances and transactions are eliminated in consolidation.

Basis of Presentation
The accompanying financial statements have been prepared on the accrual basis of accounting and in accordance with Statement of Financial Accounting Standards ("SFAS") No. 117, Financial Statements of Not-for-Profit Organizations.

Accordingly, net assets and changes therein are classified as follows:

Unrestricted Net Assets
Net assets not subject to donor-imposed stipulations which TERI may use at its discretion.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

Board-Designated Unrestricted Net Assets
This account was established to track contributions originally received by TERI from American Student Assistance ("ASA") in connection with TERI's incorporation. The terms of the contributions provide that the principal and any income derived therefrom be used by TERI for various purposes related to the advancement of higher education, including the payment of loan defaults. The account has been designated by TERI’s Board of Directors for the payment of such defaults.

Permanently Restricted Net Assets
Net assets subject to donor-imposed stipulations which must be maintained in perpetuity by TERI. The donors of these assets permit TERI to use all or part of the related investment and appreciation earned for general or specific purposes. Permanently restricted net assets represent endowment funds for the benefit of HEIC. The income from these funds is required to be used for the purpose of disseminating higher education information within and outside the City of Boston. There were no changes in permanently restricted net assets as of June 30, 2006 and 2005.

Cash and Equivalents and Marketable Securities
TERI considers all highly liquid debt instruments purchased with a maturity at date of acquisition of 90 days or less to be cash equivalents. Cash and equivalents are carried at cost.

Marketable securities consist primarily of readily marketable debt securities with maturities of more than 90 days at the date of acquisition. The portfolio is stated at fair value, which is based upon quoted market prices from third party sources.

There are no donor-restricted endowment funds for which the fair value of the assets at June 30, 2006 or 2005 is less than the level required by donor stipulations or law.

Restricted Cash and Equivalents and Marketable Securities Held in Designated Accounts
Pursuant to certain guarantee agreements, cash and equivalents and marketable securities are required to be deposited to various trust accounts and pledged as collateral for the payment of defaults on certain loans. Balances in these accounts revert to TERI's general accounts and are then available to meet defaults on other loans, upon satisfying certain ratios or upon payment of all defaults covered by the agreements. At June 30, 2006, $89,462,539 in restricted cash and equivalents and $246,719,744 in marketable securities were held in these accounts. At June 30, 2005, $52,414,002 in restricted cash and equivalents and $170,140,434 in marketable securities were held in these accounts.

Liability for outstanding checks
As part of TERI's cash management practices it invests balances remaining in its checking accounts in short term investments on a daily basis. As checks are cashed, these short term investments are reduced in order to provide the required amounts. The liability for outstanding checks represents the amount by which outstanding checks exceed the amount retained in the checking account. This liability is short term in nature since most checks clear within 30 days of issuance.

Residual Interest in Securitized Portfolios
Under the terms of the Master Loan Guarantee Agreement (MLGA), TERI is a 25% beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In certain cases, TERI has amended the MLGA to reduce TERI’s beneficial interest in return for increased

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

administrative fees from the Trusts. For Trusts created in 2006, TERI's beneficial interest ranged from 11.9% to 14.9%. For Trusts created in 2005, TERI's beneficial interest was reduced to 20%.

TERI records an asset in its consolidated statements of financial position for the estimated fair value of its residual interest in FMC securitizations. Fair value quotes are not available for residual interests, so TERI estimates fair value, based on the present value of future expected cash flows, using management's best estimates of the key assumptions such as default rates, recovery rates, prepayment rates, discount rates and expected credit losses commensurate with the risks involved (Note 4).

TERI records income for its share of the change in the fair value and any residual interest income it earns in excess of the residual interest in securitized portfolios receivable. During fiscal years 2006 and 2005, TERI recognized $32,260,402 and $34,656,923, respectively, of income from residual interests in securitized portfolios.

Recent Accounting Pronouncements
In February 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 155, Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140 (SFAS 155). SFAS No. 155 will be effective beginning in the first quarter of fiscal 2007. The statement permits interests in hybrid financial instruments that contain an embedded derivative that would otherwise require bifurcation, to be accounted for as a single financial instrument at fair value, with changes in fair value recognized in earnings. The adoption of SFAS 155 is not expected to have any material impact on TERI's consolidated financial condition or results of operations.

Student Loans
In its capacity as a guarantor, TERI is required to reimburse lenders for unpaid principal and interest on defaulted loans (Note 9). Amounts paid to lenders are charged against loan loss reserves. As a result of these transactions, TERI purchases the loans from the lender and assumes all rights of the lender, including the right to collect the loan. TERI recognizes a receivable at the time of purchase equal to the estimated fair value of the balance so acquired. Fair value is estimated based on TERI's historical recovery experience and management's best estimate of future recovery rates. These receivables are listed as receivables recoverable on claim payments on the consolidated statements of financial position. As of June 30, 2006 and 2005, receivables recoverable on claim payments equaled $59,050,105 and $42,687,459, respectively.

TERI uses a cost recovery method to account for recoveries received after payment has been remitted to the lender. Under this method, cash recoveries are first recorded as a reduction of the receivable recoverable on claim payment asset and then, to the extent the recoveries exceed the established receivable for a given default cohort year, are recorded as income.

TERI is able to "cure" some student loan defaults by collection efforts under which the student brings the loan current and establishes a history of continuous monthly payments. When a loan is cured, as defined within the guarantee agreements, it is subject to repurchase by the lender. Under the guarantee agreements, the lender is obligated to purchase the loan from TERI for the amount of principal plus accrued interest then outstanding. TERI, in return, reinstates the guarantee on the loan. In the event of a second default on a cured loan, TERI is required to repurchase the loan from the lender; however the lender has no further obligation under the agreement. When the cured

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

 loans are repurchased by lenders, the transaction is accounted for by TERI using the cost recovery method described above.

In addition, TFSI holds a student loan portfolio. These loans are included in the student loans receivable on the consolidated statements of financial position. Student loans that management has the intent and ability to hold for the foreseeable future or until maturity are reported at their outstanding unpaid principal balances. At June 30, 2006 and 2005, student loans receivable held by TFSI equaled $7,056,549 and $10,313,378, respectively. These loans are guaranteed by TERI and default claims are charged against TERI's loan loss reserve.

TERI is licensed by the Massachusetts Division of Banks under the Small Loan Licensing Act. This act governs loans with an original principal balance of $6,000 or less and establishes certain minimum capital requirements and administrative requirements with respect to such loans. TERI is subject to annual review in connection with the renewal of its license. TERI was in compliance with these requirements as of June 30, 2006 and 2005.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation and are included in other assets, net in the consolidated statements of financial position. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. The useful life for property and equipment is three to five years. Ordinary repairs and maintenance are charged to expense, whereas major improvements are capitalized.

Grants and Contracts
TERI receives grants from federal, state and private sources and membership fees from colleges and universities. Grants are recognized as revenue when earned. This revenue is used to provide information to students and their families about financial aid for post-high school education and career opportunities. As a recipient of federal and state funds, TERI is subject to certain federal and state regulations. Management believes it is in compliance with all such regulations.

Grant receipts which are held for the support of future operations are included in deferred revenue - other on the consolidated statements of financial position and totaled $894,300 and $895,661 at June 30, 2006 and 2005, respectively.

Loan Loss Reserve
TERI provides a reserve against loss exposure, including an estimate of probable future losses which have not yet been incurred, on loans it guarantees using several assumptions based on actuarial studies, historical experience of other similar portfolios of student loans, and management's assessment of the creditworthiness of different types of loans. The assumptions used in determining the reserve against probable loss exposure include estimated loan recovery levels consistent with historical performance, but which have not yet been achieved with respect to more recently defaulted loan cohorts, and in certain cases, an estimate of future guarantee fees to be received. Accordingly, the evaluation of the provision for loan loss reserves is inherently subjective as it requires material estimates that may be susceptible to significant changes.

TERI's guarantee agreements require lenders to follow certain credit origination policies and due diligence guidelines for a loan to be eligible for claim payment. TERI may refuse to pay a default claim if these requirements have not been met. When a borrower defaults and a default claim is

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

paid, TERI assumes the position of the lender and has full rights and recourse against all borrowers on the note.

Guarantee Fees
TERI's principal source of revenue is guarantee fees. TERI receives a guarantee fee on each loan guaranteed based upon its guarantee agreements with lenders. TERI’s guarantee fees are received at various times. Depending on the loan program and lender agreements, fees may be received at disbursement, when a loan is securitized by FMC, in installments over the life of the loan, and/or when a loan enters repayment. Guarantee fees which are received in installments over the life of the loan are recognized as revenue when they become due. Prior to becoming due, the present value of the estimated future payments is incorporated into TERI’s estimate of probable future losses and hence its loan loss reserve. All other guarantee fees are fixed and determinable, therefore the entire amount of guarantee fees less .50% of the principal balance guaranteed, are recognized as revenue at the time of guarantee. TERI defers recognition of .50% of the principal balance guaranteed to cover ongoing direct costs. This fee is amortized into revenue using the sum-of-years digits method over an average loan period of ten years.

Income Taxes
TERI and TFSI have been determined by the Internal Revenue Service ("IRS") to be an organization described in Internal Revenue Code ("IRC") Section 501(c)(3) and, therefore, exempt from taxation.

Use of Estimates
The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the revenue and expenses reported for the period. Actual results could differ from these estimates.

Management makes significant estimates and assumptions regarding the collection of accounts and student loans receivable and the required level of the loan loss reserves at the date of the consolidated statements of financial position. These estimates and assumptions are based upon historical and current experience and expectations of future performance on the part of TERI, the economy, actuarial studies performed by outside parties, and other factors. It is possible that the actual collection of accounts and student loans receivable or payment of defaults will differ from these estimates.

Fair Value of Financial Instruments
The estimated fair values of TERI's financial instruments have been determined, where practicable, by using appropriate valuation methodologies. Due to their short-term nature, cash equivalents are carried at cost which approximates fair value. Marketable securities are reported at quoted market prices provided by third party sources. Receivables for guarantee fees and residual interest are recorded at their estimated net realizable value. Student loans receivables are recorded at their current outstanding principal balance, while receivables recoverable on claims payments are based on management's estimate of amounts recoverable.

Reclassification
Certain prior year amounts have been reclassified to conform to the current year presentation.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

3.	Marketable Securities

Marketable securities consisted of the following:

* Cost represents original cost for interest bearing investments and par value less unamortized discounts for non-interest bearing investments.

Net realized losses of $41,143 and $211,852 for the years ended June 30, 2006 and 2005, respectively, are included in investment income on the consolidated statements of activities.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

4.	Residual Interest in Securitized Portfolios

Under the terms of the Master Loan Guarantee Agreement (MLGA), TERI is a 25% beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In certain cases, TERI has amended the MLGA to reduce TERI’s beneficial interest in return for increased administrative fees from the Trusts. For Trusts created in 2006, TERI's beneficial interest ranged from 11.9% to 14.9%. For Trusts created in 2005, TERI's beneficial interest was reduced to 20%.

Quoted market prices are not available for TERI's residual interests, as described in Note 2, therefore TERI estimates fair value, based on the present value of future expected cash flows estimated using management's best estimates of the key assumptions including default rates, recovery rates, prepayment rates, discount rates and expected credit losses commensurate with the risks involved.

The following table summarizes key economic assumptions used in measuring the fair value of the residual interests as of June 30, 2006 and 2005.

(1)	The default rate is a weighted average for all Trusts in which TERI retains a residual interest and is calculated as a percentage of the original balance of loans held by those Trusts.
(2)
All loans in which TERI retains a residual interest are guaranteed by TERI; therefore the trusts are not expected to experience credit losses. TERI’s loan loss reserves include consideration of probable losses associated with these loans.

The estimates of the default rates, recovery rates and prepayment rates affect the weighted average life of the securitized loans and therefore affect the valuation of the residual interest. Prepayments and defaults shorten the average life of the loans, and if all other factors remain equal, will reduce the value of the residual interest asset. TERI uses historical statistics on borrower defaults, borrower recoveries and prepayments to estimate these amounts. The discount rate is determined by management after a review of discount rates used by various student loan securitizers, including FMC.

The following table shows the estimated change in residual receivables based on changes in the key economic assumptions described above.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

These sensitivities are hypothetical and should be used with caution. The effect of each change in assumption must be calculated independently, holding all other assumptions constant. Because the key assumptions may not in fact be independent, the net effect of simultaneous adverse changes in key assumptions may differ from the sum of the individual effects above.

The following table provides a summary of the changes in the fair value of the residual interest in securitized portfolios for the years ending June 30, 2006 and 2005.

5.	Notes Receivable

In fiscal year 2001, FMC purchased certain assets of TERI (Note 1). FMC's payment of the purchase price to TERI included two promissory notes with a combined value of $7.9 million. The two promissory notes amortize over ten years and bear interest at 6% per annum.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

Principal amounts due from notes receivable for the fiscal years ended June 30 are as follows:

6.	Deferred Guarantee Fees

Deferred guarantee fees to cover ongoing costs will be recognized as income for the fiscal years ended June 30 as follows:

7.	Guarantee Agreements with Lending Institutions

As part of certain guarantee agreements with lending institutions, TERI has agreed to maintain amounts available, calculated as a percentage of the amount of unpaid principal on outstanding loans which is either at least 2% in cash and equivalents and marketable securities, or 3% in total TERI amounts available. Total TERI amounts available is generally defined in the lender guarantee agreements to be equal to the sum of deferred guarantee fees, loan loss reserves, board-designated unrestricted net assets and undesignated net assets.

At June 30, 2006 and 2005, the balance of loans outstanding guaranteed directly by TERI (excluding the loans guaranteed indirectly by TERI of approximately $31 and $42 million at June 30, 2006 and 2005, respectively, see Note 9) amounted to approximately $9.6 and $7.1 billion, respectively. At June 30, 2006, TERI was required, under certain guarantee agreement, to have no less than approximately $192 million in cash and equivalents and marketable securities or $288 million in total TERI amounts available as security for TERI's performance as guarantor. At June 30, 2005, TERI was required to have no less than approximately $142 million in cash and equivalents and marketable securities or $213 million in total TERI amounts available as security for TERI's performance as guarantor. TERI was in compliance with each of these requirements as of June 30, 2006 and 2005, respectively.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

At June 30, 2006 and 2005, total amounts available for guaranty commitments were as follows (1):

(1)	Total amounts available for guaranty commitments do not necessarily represent liquid or unencumbered assets held by TERI.

8.	Agreement with Nellie Mae, Inc.

In December 1991 and July 1992, TERI entered into guarantee agreements with Nellie Mae, Inc. in connection with TERI guaranteed student loans. As part of these agreements, TERI transferred funds to Nellie Mae, Inc. to be held in separate reserve accounts. In July 1998, this agreement was transferred to the Nellie Mae Foundation (NMF) in connection with Sallie Mae’s purchase of Nellie Mae. The funds held in the reserves are to be used to reimburse NMF for principal and accrued interest of defaulted loans. Any balance remaining in the reserves after all of the student loans have been repaid, and after repayment of the indebtedness incurred by NMF, will be distributed in equal shares to TERI and NMF.

TERI has guaranteed to NMF the payment of principal and accrued interest applicable to those loans that default, to the extent such amounts exceed the reserves, and a NMF contribution of 1% of the original principal amount of loans guaranteed under these agreements. Custodial reserve balances representing amounts remaining from NMF’s 1% contribution were $753,994 and $447,537 at June 30, 2006 and 2005, respectively.

TERI is to maintain reserves similar to that described in Notes 7 and 9 of at least 1/2 to 1% of the aggregate outstanding and unpaid principal balance of the specified loans (approximately $27 and $36 million of loans were outstanding at June 30, 2006 and 2005, respectively). TERI was in compliance with this requirement as of June 30, 2006 and 2005, respectively.

9.	Loan Loss Reserves

At June 30, 2006 and 2005, TERI in its capacity as a guarantor has guaranteed, either directly or indirectly (Notes 7 and 8), the payment to its contracting lenders of approximately $9.6 and $7.2 billion, respectively, in outstanding principal value of student loans. In the event of default by the borrower, TERI is generally required to reimburse the lender for the outstanding principal and interest on the related loan.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

The following table summarizes activity in the loan loss reserve account for fiscal years 2006 and 2005.

10.	Bonds Payable

On May 25, 1999, TFSI issued $61,360,000 of taxable student loan revenue bonds - Select Auction Variable Rate Securities ("SAVRS"). The net proceeds of the bonds were used to close out a repurchase agreement and to pay down a revolving line of credit.

The Senior Series 1999A bonds and the Subordinate Series 1999B bonds (collectively, the "Bonds") bear interest rates determined on the basis of orders placed in an auction conducted on the 18th day of each month. In November 2003, the Senior Series 1999A bonds were paid in full. At June 30, 2006, the interest rate for the Subordinate Series 1999B bonds was 5.5%. At June 30, 2005, the interest rate for the Subordinate Series 1999B bonds was 3.9%.

Principal and interest payments on the Bonds are to be paid exclusively from revenues and recoveries of principal on student loans held by TFSI. The student loans are guaranteed by TERI. The Bonds are not guaranteed by TERI.

Principal payments are to be made on bond payment dates to the extent funds are available for such purpose in accordance with the indenture. The Bonds, which are subject to optional redemption prior to their maturity, have a final maturity date of November 18, 2030.

Total interest paid on the Bonds payable was $341,431 and $312,557 for the years ended June 30, 2006 and 2005, respectively.

11.	Retirement Plans

Pension Plan
TERI has a defined benefit pension plan funded through group annuities which covers substantially all employees. Plan costs are charged to expense and funded annually. Net periodic pension cost included the following components for fiscal years ended June 30, 2006 and 2005:

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

TERI’s current pension plan investment policy is to seek conservative growth in assets by investing in a blend of equities and fixed income instruments through participation in large well- diversified funds. Preservation of capital and earning income to reduce corporate contributions are the main objectives of this strategy. TERI’s current target allocation of pension fund assets is 50-75% in fixed income funds and 25-50% in equity funds. TERI reviews fund performance and may change the allocation between funds at managements’ discretion. The use of individual equities and individual debt instruments has not been authorized by the Pension Plan.

TERI considered the historical returns and the future expectations for returns for each asset class to determine its long-term rate of return assumption. TERI currently assumes a 5.60% net long-term rate of return on plan assets. For the twelve months ended June 30, 2006, the net return on the “balanced fund” which invests in both equity and fixed income instruments, was 5.28% while the fixed income fund earned 5.63% for the twelve months ended December 31, 2005.

TERI’s weighted-average asset allocations at June 30, 2006 and 2005, by asset category, are as follows:

Assumptions used in determining the actuarial present value of the projected benefit obligation as of June 30, 2006 and 2005 were as follows:

Assumptions used in determining the net periodic benefit cost for fiscal years ended June 30, 2006 and 2005 were as follows:

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

At June 30, 2006 and 2005, the plan's funded status and pension liabilities were as follows:

The change in additional minimum pension liability is recognized as part of compensation and employee fringe benefits on the statement of activities and totaled ($648,351) and $711,442 for the years ended June 30, 2006 and 2005, respectively.

TERI expects to contribute $50,000 to the pension plan in the fiscal year ending June 30, 2007. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid for the fiscal years ended June 30 as follows:

Defined Contribution Plan

TERI also has a defined contribution plan which is funded through group annuities and covers substantially all employees. The expense relating to the defined contribution plan was $96,032 and $63,115 for the fiscal years ended June 30, 2006 and 2005, respectively.

12.	Functional Expense Classification

TERI's expenditures on a functional basis for the years ended June 30, 2006 and 2005 are shown below:

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

13.	Concentrations

Under the terms of the Master Loan Guarantee Agreement (MLGA), TERI is a 25% beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In certain cases, TERI has amended the MLGA to reduce TERI’s beneficial interest in return for increased administrative fees from the Trusts. For Trusts created in 2006, TERI's beneficial interest ranged from 11.9% to 14.9%. For Trusts created in 2005, TERI's beneficial interest was reduced to 20%.
Residual interest in securitized portfolios from these trusts accounted for 10.19% and 13.78% of TERI’s total revenue for the years ended June 30, 2006 and 2005, respectively (Note 4).

TERI guarantees loans for over 50 clients, many of which are also clients of FMC. Major clients include J.P. Morgan Chase Bank, N.A., Bank of America, N.A. and Wachovia Bank, N.A.  No other client accounts for more than 10% of guaranteed loan volume.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2006 and 2005

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Financial Position (Unaudited)
December 31, 2006 and 2005

	2006	2005
Assets
Cash and equivalents	$43,801,155	$52,666,796
Restricted cash and equivalents	188,717,895	53,624,462
Marketable Securities	315,980,929	297,883,042
Receivables
Guarantee fees	25,760,334	21,830,767
Accrued interest	3,632,243	2,356,122
Other	1,111,137	615,333
Total receivables	30,503,714	24,802,222
Notes receivable	4,141,600	4,920,047
Other assets, net	503,471	557,056
Student loans
Student loans receivable	5,986,139	8,494,265
Receivables recoverable on claim payments	76,276,957	48,602,986
Total student loans	82,263,096	57,097,251
Residual interest in securitized portfolios	152,813,051	83,537,591
Total assets	$818,724,911	$575,088,467

Liabilities and Net Assets
Accounts payable and accrued expenses	$4,070,525	$2,361,041
Due to First Marblehead Education Resources	11,247,026	8,802,724
Liability for outstanding checks	8,966,895	23,291,262
Accrued pension liability	629,298	962,782
Deferred revenue - other	1,571,701	1,161,345
Deferred guarantee fees	44,570,278	31,895,695
Loan loss reserves	437,085,590	307,567,490
Bonds payable	4,850,000	7,610,000
Total liabilities	512,991,313	383,652,339

Net assets
Unrestricted
Undesignated	290,440,370	176,142,900
Board-designated	13,293,228	13,293,228
Permanently restricted	2,000,000	2,000,000
Total net assets	305,733,598	191,436,128
Total liabilities and net assets	$818,724,911	$575,088,467

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Activities and Changes in Net Assets (Unaudited)
For the Six Months Ended December 31, 2006 and 2005

	2006	2005

Revenue
Guarantee fees	$193,374,873	$134,199,113
Residual interest in securitized portfolios	52,593,859	15,578,801
Investment income	14,143,249	7,298,245
Unrealized gain (loss) on investments in marketable securities	2,528,268	(1,562,322)
Grants and contracts	1,302,867	1,115,227
Origination fees	24,417,349	13,147,152
HEIC membership fees	17,990	58,188
Interest income on student loans	297,919	351,041
Interest income - FMC - notes receivable	131,189	154,139
Contractual income - FMC	123,762	373,764
Total revenue	288,931,325	170,713,348
Expenses
Compensation and employee fringe benefits	2,754,478	1,933,030
Office expenses	398,871	278,107
Rent	321,274	271,470
Professional fees (FMER)	66,679,494	51,196,012
Professional fees (other)	1,896,463	1,756,027
Loan servicing fees	56,545	65,393
Collection costs	3,012,225	2,498,657
Printing and promotion	81,768	34,985
Loan loss provision	118,124,901	67,402,521
Depreciation and amortization	74,914	87,247
Grants	47,457	39,475
Interest expense	151,939	173,571
Other expenses	370,022	286,760
Total expenses	193,970,351	126,023,255
Increase in net assets	94,960,974	44,690,093
Net assets, beginning of year	210,772,624	146,746,035
Net assets, end of period	$305,733,598	$191,436,128

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Cash Flows (Unaudited)
For the Six Months Ended December 31, 2006 and 2005

	2006	2005

Cash flows from operating activities
Increase in net assets	$94,960,974	$44,690,093
Adjustments to reconcile increase in net assets to net cash
provided by operating activities
Depreciation and amortization	74,914	87,247
Provision for loan loss reserve	118,124,901	67,402,521
Amortization of net discount on securities	(1,730,068)	(957,261)
Unrealized (gain) loss on investments in marketable securities	(2,528,268)	1,562,322
Changes in
Restricted cash and equivalents	(99,255,356)	(1,210,460)
Receivables	(217,206)	1,189,808
Student loans	(16,180,225)	(4,132,088)
Residual interest in securitized portfolios	(52,593,859)	(15,399,242)
Other assets, net	842	38,202
Default claims paid	(71,298,501)	(35,985,776)
Default claims recoveries (net of adjustments)	37,793,315	22,010,924
Accounts payable and accrued expenses	3,109,922	857,813
Liability for outstanding checks	(34,911,853)	23,291,262
Deferred revenue - other	677,401	265,684
Deferred guarantee fees	8,183,146	6,569,392
Total adjustments	(110,750,895)	65,590,348
Net cash (used in) provided by operating activities	(15,789,921)	110,280,441
Cash flows from investing activities
Purchases of property and equipment	(90,478)	(17,589)
Disposal of property and equipment	-	-
Purchases of marketable securities	(663,327,260)	(264,528,641)
Proceeds from the sale and maturities of
marketable securities	645,706,294	192,104,012
Proceeds from notes receivable	395,047	372,098
Net cash used in investing activities	(17,316,397)	(72,070,120)
Cash flows from financing activities
Principal payments on bonds payable	(1,180,000)	(1,800,000)
Net cash used in financing activities	(1,180,000)	(1,800,000)
(Decrease) Increase in cash and equivalents	(34,286,318)	36,410,321
Cash and equivalents, beginning of year	78,087,473	16,256,475
Cash and equivalents, end of year	$43,801,155	$52,666,796
Supplemental disclosure
Cash paid for interest	$153,811	$174,185